UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                SCHEDULE 14A
                               (Rule 14a-101)

         Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12


                         First Keystone Financial, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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      computed pursuant to Exchange Act Rule 0-11 (set forth the
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[ ]   Fee paid previously with preliminary materials.

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      fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

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[X]  PLEASE MARK VOTES        VOTING INSTRUCTION FORM
     AS IN THIS EXAMPLE    FIRST KEYSTONE FINANCIAL, INC.



THIS VOTING INSTRUCTION FORM IS
SOLICITED ON BEHALF OF THE BOARD       1. ELECTION OF DIRECTORS
OF DIRECTORS OF FIRST KEYSTONE            Nominees for four year term:
FINANCIAL, INC. ("COMPANY") FOR           Donald S. Guthrie
USE AT THE ANNUAL MEETING OF              Edmund Jones
STOCKHOLDERS TO BE HELD ON                Jerry A. Naessens
FEBRUARY 7, 2007 AND AT ANY
ADJOURNMENT THEREOF.                      For    With-  For All
                                                 Hold   Except
  The undersigned, being a                [ ]    [ ]    [ ]
participant in the First Keystone
Bank 401(k) Profit Sharing Plan        INSTRUCTION: To withhold
and/or Employee Stock Ownership        authority to vote for any
Plan of the Company as of              Individual nominee, mark "For All
December 12, 2006, hereby              Except" and write that nominee's
instructs the trustees of such         name In the space provided below:
plans, to vote the shares of           __________________________________
common stock allocated to the
ESOP and/or 401(k) account(s) of       2. PROPOSAL to ratify the appointment
the undersigned at the Annual             of Deloitte & Touche LLP as the
Meeting of Stockholders of the            Company's independent registered
Company to be held at the Towne           public accounting firm for the
House Restaurant located at 117           fiscal year ending September 30,
Veterans Square, Media,                   2007.
Pennsylvania, on February 7, 2007
at 2:00 p.m., Eastern Time, and           For    Against   Abstain
at any adjournment of said                [ ]    [ ]       [ ]
meeting.
                                       PLEASE CHECK BOX IF YOU PLAN TO ATTEND
                                       THE MEETING         [ ]
  The undersigned hereby acknowledges
receipt of a Notice of Annual Meeting     In their discretion, the trustees are
of Stockholders of the Company called  authorized to vote upon such other
for February 7, 2007, a Proxy          business as may properly come
Statement for the Annual Meeting and   before the meeting.
the Company's 2006 Annual Report on
Form 10-K prior to the signing of this    Shares of the Company's common
Form.                                  stock will be voted as specified.
                                       If not otherwise specified, this
                                       Voting Instruction Form will be
                                       voted for the election of the
                                       Board of Directors' nominees to
                                       the Board of Directors, for
                                       proposal 2 and otherwise at the
                                       discretion of the trustees.  You
                                       may revoke this Voting
                                       Instruction Form at any time
                                       prior to February 1, 2007.  The
                                       Board of Directors recommends you
                                       vote for the Board of Directors'
                                       nominees and proposal 2.

                                       This Form constitutes your voting
                                       instructions for any shares allocated
                                Date   to you and held in the 401(k) Profit
                               ------  Sharing Plan and/or the ESOP.  The
                               +    +  undersigned hereby authorizes the
Please be sure to sign and date+    +  respective trustees of such Plans to
this Form in the box below.    +    +  vote the shares allocated to the
-------------------------------+----+  undersigned's account(s) as
+                                   +  provided herein.  Shares held in
+                                   +  the ESOP and 401(k) Plan
+                                   +  allocated to participant's
---Participant sign above------------  accounts will generally not be voted unless the Voting
                                       Instruction Form is returned.
                                       With respect to unallocated
                                       shares held in the ESOP, such
                                       shares will generally be voted by
                                       the trustees for and against the
                                       proposals in the same proportion
                                       as the votes received from
                                       participants, subject to fiduciary
                                       duties.
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  Detach above card, sign, date and mail in postage paid envelope provided.


                       FIRST KEYSTONE FINANCIAL, INC.

______________________________________________________________________________

             Please sign this Voting Instruction Form exactly as your name appears on this Form. When signing in a representative capacity, please give title.

                            PLEASE ACT PROMPTLY
      SIGN, DATE AND MAIL YOUR VOTING INSTRUCTION FORM TODAY FOR RECEIPT
                   NO LATER THAN THURSDAY, FEBRUARY 1, 2007
______________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE FORM IN THE ENVELOPE PROVIDED.

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